UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 27, 2012

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12b)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 31, 2012, TETRA Technologies, Inc. (TETRA) filed a Current Report on Form 8-K announcing that TETRA, through its wholly owned subsidiaries TETRA Production Testing Services, LLC, a Delaware limited liability company (“TPTS”) and Greywolf Energy Services Ltd., an Alberta corporation (“Greywolf Energy,” and collectively with TPTS, the “Purchasers”), closed its previously announced acquisition of substantially all of the assets of Greywolf Production Systems Inc., an Alberta corporation (“GPS Inc.”), 1554531 Alberta Ltd., an Alberta corporation (“1554531”) and GPS Limited, a Colorado corporation (“GPS Ltd.,” and collectively with GPS Inc. and 1554531, the “Vendors”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) between the Vendors, Greywolf USA Holdings, Inc., a Colorado corporation, the shareholders designated therein and the Purchasers, for an aggregate of US $55.5 million in cash consideration. This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) is being filed by TETRA to amend the Current Report on Form 8-K filed on July 31, 2012 to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited consolidated financial statements of GPS Inc. and its subsidiaries, as well as the associated report of independent registered public accounting firm related thereto for the fiscal year ended September 30, 2011, are included in this Amendment No. 1 as Exhibit 99.1 and incorporated herein by reference in response to Item 9.01(a).  These financial statements are denominated in Canadian Dollars.

The  unaudited consolidated financial statements of GPS Inc. and its subsidiaries as of March 31, 2012 and for the six-month periods ended March 31, 2012 and 2011 are included in this Amendment No. 1 as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(a).  These financial statements are denominated in Canadian Dollars.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of TETRA as of March 31, 2012 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the three-month period ended March 31, 2012 are included in this Amendment No. 1 as Exhibit 99.3 and incorporated herein by reference in response to Item 9.01(b).

Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of BDO Canada LLP
Exhibit 99.1	Audited Consolidated Financial Statements of Greywolf Production Systems, Inc. for the fiscal year ended September 30, 2011
Exhibit 99.2	Unaudited Consolidated Financial Statements of Greywolf Production Systems, Inc. as of March 31, 2012 and for the six-month periods ended March 31, 2012 and 2011.
Exhibit 99.3

Unaudited pro forma condensed combined balance sheet of TETRA Technologies, Inc. as of March 31, 2012 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the three-month period ended March 31, 2012.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: October 11, 2012

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of BDO Canada LLP
Exhibit 99.1	Audited Consolidated Financial Statements of Greywolf Production Systems, Inc. for the fiscal year ended September 30, 2011.
Exhibit 99.2	Unaudited Consolidated Financial Statements of Greywolf Production Systems, Inc. as of March 31, 2012 and for the six-month periods ended March 31, 2012 and 2011.
Exhibit 99.3

Unaudited pro forma condensed combined balance sheet of TETRA Technologies, Inc. as of March 31, 2012 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the three-month period ended March 31, 2012.